Exhibit 13.2

Certification of Chief Executive Officer and Chief Financial Officer
pursuant to 18 U.S.C. Section 1350,
as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 3 to the Annual Report of Lumenis Ltd. (the “Company”) on Form 20-F for the year ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to the best of our knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Dov Ofer —————————————— Dov Ofer Chief Executive Officer

/s/ Aviram Steinhart —————————————— Aviram Steinhart Senior Vice President and Chief Financial Officer

Date: May 8, 2009

A signed copy of this written statement required by Section 906 has been provided to Lumenis Ltd. and will be retained by to Lumenis Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.